UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

PUERTO RICO RESIDENTS TAX-FREE FUND, INC.

(Name of Registrant as Specified In Its Charter)

Ocean Capital LLC
William Heath Hawk

Brent D. Rosenthal

José R. Izquierdo II

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On November 25, 2024, Ocean Capital LLC (“Ocean Capital”) and the other parties named therein filed with the Securities and Exchange Commission (“SEC”) an Amendment No. 21 to their Schedule 13D with respect to Puerto Rico Residents Tax-Free Fund, Inc. (the “Fund”), a copy of which is filed herewith as Exhibit 1.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

To the Shareholders of Puerto Rico Residents Tax-Free Fund, Inc. (with respect to its 2024 annual meeting of shareholders):

Ocean Capital and the other participants in its solicitation (collectively, the “Participants”) intend to file with the SEC a definitive proxy statement and accompanying form of BLUE proxy card to be used in connection with the solicitation of proxies from the shareholders of the Fund with respect to its 2024 annual meeting of shareholders. All shareholders of the Fund are advised to read the definitive proxy statement, any amendments or supplements thereto and other documents related to the solicitation of proxies by the Participants when they become available, as they will contain important information, including additional information relating to the Participants and their direct or indirect interests, by security holdings or otherwise. The definitive proxy statement and accompanying BLUE proxy card will be furnished to some or all of the Fund’s shareholders and will be, along with other relevant documents, available at no charge on the SEC’s website at http://www.sec.gov.

Information about the Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained on an amendment to Schedule 13D filed by Participants with the SEC on November 25, 2024. This document is available free of charge from the source indicated above.

2

Exhibit 1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 21)*

Puerto Rico Residents Tax-Free Fund, Inc.
(Name of Issuer)

Common Shares, $0.01 par value
(Title of Class of Securities)

745274100
(CUSIP Number)

W. Heath Hawk
GAM Tower, 2 Tabonuco St., Suite 200

Guaynabo, Puerto Rico 00968

(770) 777-9373
(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

November 21, 2024
(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), Rule 13d-1(f) or Rule 13d-1(g), check the following box. ☐

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 745274100

1	NAME OF REPORTING PERSON Ocean Capital LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Puerto Rico

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 944,867
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 944,867

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 944,867
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 11.9%[1]
14	TYPE OF REPORTING PERSON OO

[1]

The percentages used herein are calculated based upon 7,921,426 shares of common stock outstanding as of November 4, 2024, as disclosed in the Issuer’s preliminary proxy statement (the “2024 Preliminary Proxy Statement”) filed with the Securities and Exchange Commission on November 15, 2024.

CUSIP No. 745274100

1	NAME OF REPORTING PERSON William Heath Hawk
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC, PF
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 961,867[1]
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 961,867[1]

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 961,867
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 12.1%[2]
14	TYPE OF REPORTING PERSON IN

1

Consisting of (i) 17,000 shares held in a joint account of Mr. Hawk and his spouse and (ii) 944,867 shares held by Ocean Capital LLC, which are deemed to be beneficially owned by Mr. Hawk in his capacity as managing member of Ocean Capital LLC.

2	The percentages used herein are calculated based upon 7,921,426 shares of common stock outstanding as of November 4, 2024, as disclosed in the Issuer’s 2024 Preliminary Proxy Statement.

CUSIP No. 745274100

1	NAME OF REPORTING PERSON Brent D. Rosenthal
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 745274100

1	NAME OF REPORTING PERSON José R. Izquierdo II
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 745274100

1	NAME OF REPORTING PERSON Ethan A. Danial
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 804,707[1]
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 804,707[1]

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 804,707
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 10.2%[2]
14	TYPE OF REPORTING PERSON IN

1	Consisting of 804,707 shares owned by RAD Investments, LLC, which Mr. Danial, as one of its managers may be deemed to beneficially own.

2	The percentages used herein are calculated based upon 7,921,426 shares of common stock outstanding as of November 4, 2024, as disclosed in the Issuer’s 2024 Preliminary Proxy Statement.

CUSIP No. 745274100

1	NAME OF REPORTING PERSON Mojdeh L. Khaghan
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 745274100

1	NAME OF REPORTING PERSON Ian McCarthy
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 745274100

The following constitutes Amendment No. 21 (“Amendment No. 21”) to the Schedule 13D filed by the undersigned with the Securities and Exchange Commission (the “SEC”) on November 16, 2021, as amended by the Amendment No. 1 filed on December 8, 2021, Amendment No. 2 filed on March 17, 2022, Amendment No. 3 filed on April 28, 2022, Amendment No. 4 filed on June 7, 2022, Amendment No. 5 filed on June 14, 2022, Amendment No. 6 filed on November 4, 2022, Amendment No. 7 filed on November 22, 2022, Amendment No. 8 filed on December 23, 2022, Amendment No. 9 filed on February 13, 2023, Amendment No. 10 filed on July 6, 2023, Amendment No. 11 filed on July 28, 2023, Amendment No. 12 filed on August 3, 2023, Amendment No. 13 filed on September 14, 2023, Amendment No. 14 filed on October 23, 2023, Amendment No. 15 filed on December 19, 2023, Amendment No. 16 filed on January 17, 2024, Amendment No. 17 filed on July 10, 2024, Amendment No. 18 filed on September 30, 2024, Amendment No. 19 filed on October 21, 2024 and Amendment No. 20 filed on November 15, 2024 (collectively, the “Schedule 13D”). This Amendment No. 21 amends the Schedule 13D as specifically set forth herein. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Schedule 13D.

Item 2.	IDENTITY AND BACKGROUND

Item 2 is hereby amended and restated as follows:

(a)	This Schedule 13D is filed by:

(i)	Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital”);

(ii)	William Heath Hawk, the managing member of Ocean Capital;

(iii)	Ethan A. Danial, as one of Ocean Capital’s nominees for election to the Issuer’s Board of Directors (the “Board”) at the Issuer’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”);

(iv)	Mojdeh L. Khaghan, as one of Ocean Capital’s nominees for election to the Board at the 2022 Annual Meeting (together with Mr. Danial, the “2022 Nominees”);

(v)	Ian McCarthy, as Ocean Capital’s nominee for election to the Board at the Issuer’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”) (the “2023 Nominee”);

(vi)	Brent D. Rosenthal, as one of Ocean Capital’s nominees for election to the Board at the Issuer’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”) and the Issuer’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”); and

(vii)	José R. Izquierdo II, as one of Ocean Capital’s nominees for election to the Board at the 2021 Annual Meeting and the 2024 Annual Meeting (together with Mr. Rosenthal, the "2021 Nominees" and the "2024 Nominees", and, collectively with Ocean Capital, Messrs. Hawk, Danial, McCarthy and Rosenthal and Mses. Khaghan, the “Reporting Persons”).

(b)	The business address of each of Ocean Capital and Mr. Hawk is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968. The business address of Mr. Danial is 954 Avenida Ponce De Leon, Suite 204, San Juan, Puerto Rico 00907. The business address of Ms. Khaghan is 5151 Collins Ave., Miami Beach, Florida 33140. The business address of Mr. McCarthy is 1959 Loiza Street, Suite 401, San Juan, Puerto Rico 00911. The business address of Mr. Rosenthal is 3 Drummond Terrace, Livingston, New Jersey 07039. The business address of Mr. Izquierdo is 1225 Ponce de Leon Ave., Suite 803, San Juan, Puerto Rico 00907.

(c)	The principal business of: (i) Ocean Capital is investing in various opportunities in the financial arena and transacting any lawful business in Puerto Rico financial arenas; (ii) Mr. Hawk is serving as President and Chief Executive Officer of First Southern, LLC, a financial services company; (iii) Mr. Danial is serving as a Member, Authorized Officer and Manager at RAD Investments, LLC, an investment firm; (iv) Ms. Khaghan is serving as a Principal of the Morgan Reed Group, a diversified real estate and securities investment firm; (v) Mr. McCarthy is serving as Managing Director at Fairview Asset Management, LLC, an investment management services firm; (vi) Mr. Rosenthal is serving as Founder and Investor at Mountain Hawk Capital Partners, LLC, an investment fund; and (vii) Mr. Izquierdo is serving as Managing Member of Main Line Ventures LLC, a consulting firm.

CUSIP No. 745274100

(d)	None of the Reporting Persons has, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e)	None of the Reporting Persons has, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f)	Ocean Capital is organized as a limited liability company under the laws of Puerto Rico. Each of Messrs. Hawk, Danial, Rosenthal, Izquierdo and McCarthy and Mses. Cruz-Rivera and Khaghan is a citizen of the United States of America.

Item 4.	PURPOSE OF TRANSACTION

Item 4 is hereby supplemented to add the following paragraph:

On November 21, 2024, Ocean Capital sent a letter by email to the Issuer (the “2024 Notice”) providing notice of its intent to nominate the 2024 Nominees for election to the Board at the 2024 Annual Meeting. In connection with the submission of the 2024 Notice, Ocean Capital, Mr. Hawk and the 2024 Nominees filed a preliminary proxy statement with the SEC on November 25, 2024.

Item 6.	CONTRACTS, ARRANGEMENTS, UNDERSTANDING OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER

Item 6 is hereby supplemented to add the following paragraph:

On November 25, 2024, the Reporting Persons executed a third amended and restated Joint Filing and Solicitation Agreement (as amended and restated, the “Third Amended and Restated Joint Filing and Solicitation Agreement”) with respect to the joint filing of this Schedule 13D and any amendments thereto, an executed copy of which is attached hereto as Exhibit M. Other than the Third Amended and Restated Joint Filing and Solicitation Agreement, there are no contracts, arrangements, understandings or relationships (legal or otherwise) among the Reporting Persons and between such persons and any person with respect to any securities of the Issuer, including but not limited to transfer or voting of any other securities, finder’s fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, divisions of profits or loss or the giving or withholding of proxies.

Item 7.	MATERIAL TO BE FILED AS EXHIBITS

Item 7 is hereby supplemented with the following paragraph:

Exhibit M:	Third Amended and Restated Joint Filing and Solicitation Agreement, dated November 25, 2024.

SIGNATURES

After reasonable inquiry and to the best of his, her or its knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Date: November 25, 2024

Ocean Capital LLC

By:	/s/ William Heath Hawk
Name:	William Heath Hawk
Title:	Managing Member

/s/ William Heath Hawk
William Heath Hawk

/s/ Brent D. Rosenthal
Brent D. Rosenthal

/s/ José R. Izquierdo II
José R. Izquierdo II

/s/ Ethan A. Danial
Ethan A. Danial

/s/ Mojdeh L. Khaghan
Mojdeh L. Khaghan

/s/ Ian McCarthy
Ian McCarthy

EXHIBIT M

THIRD AMENDED AND RESTATED JOINT FILING AND SOLICITATION AGREEMENT

PURSUANT TO RULE 13d-1(k)

WHEREAS, certain of the undersigned are stockholders, direct or beneficial, of Puerto Rico Residents Tax-Free Fund, Inc., a Puerto Rico corporation (the “Fund”);

WHEREAS, Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital”), William Heath Hawk, Brent D. Rosenthal and José R. Izquierdo II were parties to a Joint Filing and Solicitation Agreement dated November 15, 2021, pursuant to which, among other things, the parties agreed to form a group for the purpose of soliciting proxies for Ocean Capital’s nominees and proposal with respect to the Fund’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”);

WHEREAS, on November 4, 2023, Ocean Capital, Messrs. Hawk, Rosenthal and Izquierdo II, Ethan A. Danial and Mojdeh Khaghan entered into that certain Amended and Restated Joint Filing and Solicitation Agreement (the “Amended and Restated Agreement”), pursuant to which the parties agreed to form a new group for the purpose of, among other things, seeking the enforcement of the results of the Fund’s 2021 Annual Meeting and soliciting proxies for Ocean Capital’s nominees and proposals with respect to the Fund’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”); provided, however, that (i) Messrs. Rosenthal and Izquierdo, as Ocean Capital’s nominees for the 2021 Annual Meeting, not be treated as “participants” (as such term is used in Instruction 3 to Item 4 of the Schedule 14A) in Ocean Capital’s solicitation of proxies for the 2022 Annual Meeting and (ii) Mr. Danial and Ms. Khaghan, as Ocean Capital’s nominees for the 2022 Annual Meeting, not be treated as “participants” in Ocean Capital’s solicitation of proxies for the 2021 Annual Meeting;

WHEREAS, on December 18, 2023, Ocean Capital LLC, Messrs. Hawk, Rosenthal, Izquierdo II, Danial, Ms. Khaghan and Ian McCarthy entered into that certain Second Amended and Restated Joint Filing and Solicitation Agreement (the “Second Amended and Restated Agreement”), pursuant to which the parties agreed to form a new group for the purpose of, among other things, seeking the enforcement of the results of the Fund’s 2021 Annual Meeting and 2022 Annual Meeting, and soliciting proxies for Ocean Capital’s nominees and proposals with respect to the Fund’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”); provided, however, that (i) Messrs. Rosenthal and Izquierdo, as Ocean Capital’s nominees for the 2021 Annual Meeting, not be treated as “participants” in Ocean Capital’s solicitation of proxies for the 2022 Annual Meeting or the 2023 Annual Meeting, (ii) Mr. Danial and Ms. Khaghan, as Ocean Capital’s nominees for the 2022 Annual Meeting, not be treated as “participants” in Ocean Capital’s solicitation of proxies for the 2021 Annual Meeting or the 2023 Annual Meeting, and (iii) Mr. McCarthy, as Ocean Capital’s nominee for the 2023 Annual Meeting, not be treated as a “participant” in Ocean Capital’s solicitation of proxies for the 2021 Annual Meeting or the 2022 Annual Meeting;

WHEREAS, when the 2021 Annual Meeting was last reconvened on March 17, 2022, a quorum was present and, as Ocean Capital’s nominees for the 2021 Annual Meeting, Messrs. Rosenthal and Izquierdo, received a plurality of the votes cast;

WHEREAS, when the 2022 Annual Meeting was last reconvened on June 1, 2023, a quorum was present and, as Ocean Capital’s nominees for the 2022 Annual Meeting, Mr. Danial and Ms. Khaghan, received a plurality of the votes cast;

WHEREAS, when the 2023 Annual Meeting was last reconvened on April 18, 2024, a quorum was present and, as Ocean Capital’s nominees for the 2023 Annual Meeting, Mr. McCarthy, received a plurality of the votes cast;

WHEREAS, the Fund has refused to recognize the valid election of Messrs. Rosenthal and Izquierdo at the 2021 Annual Meeting, the valid election of Mr. Danial and Ms. Khaghan at the 2022 Annual Meeting and the valid election of Mr. McCarthy at the 2023 Annual Meeting;

WHEREAS, Ocean Capital has notified the Fund of its intent to, among other things, renominate Messrs. Rosenthal and Izquierdo for election as Class I directors at the Fund’s 2024 annual meeting of stockholders (including any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof, the “2024 Annual Meeting”);

Exhibit M-1

WHEREAS, Ocean Capital, Ms. Khaghan, and Messrs. Hawk, Rosenthal, Izquierdo, Danial and McCarthy wish to form a new group (collectively, the “Group”) for the purposes set forth herein;

WHEREAS, Ocean Capital and Messrs. Hawk, Rosenthal, and Izquierdo intend to solicit proxies seeking representation on the Fund’s Board of Directors (the “Board”) at the 2024 Annual Meeting and for the purpose of taking all other action necessary to achieve the foregoing;

WHEREAS, it is the parties’ intention that Mr. Danial and Ms. Khaghan, as Ocean Capital’s nominees for the 2022 Annual Meeting, and Mr. McCarthy, as Ocean Capital’s nominee for the 2023 Annual Meeting, will not engage in activities related to and will not be treated as “participants” in Ocean Capital’s solicitation of proxies for the 2024 Annual Meeting; and

WHEREAS, in connection with the formation of the Group, the undersigned desire to amend and restate the Second Amended and Restated Agreement as set forth herein.

NOW, IT IS AGREED, this 25th day of November 2024 by the parties hereto:

1. In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), each of the undersigned agrees to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Fund. Each member of the Group shall be responsible for the accuracy and completeness of his, her or its own disclosure therein, and is not responsible for the accuracy and completeness of the information concerning the other members, unless such member knows or has reason to know that such information is inaccurate. Ocean Capital or its representative shall provide each member of the Group with copies of all Schedule 13D filings and other public filings to be filed on behalf of such member at least 24 hours prior to the filing or submission thereof.

2. So long as this agreement is in effect, each of the undersigned shall provide written notice to William Heath Hawk of (i) any of their purchases or sales of securities of the Fund; or (ii) any securities of the Fund over which they acquire or dispose of beneficial ownership. Notice shall be given no later than 24 hours after each such transaction.

3. Each of the undersigned agrees to form the Group for the purpose of (i) seeking the enforcement of the results of the 2021 Annual Meeting, the 2022 Annual Meeting and the 2023 Annual Meeting, (ii) soliciting proxies or written consents for proposals submitted to stockholders for approval and the election of the persons nominated by Ocean Capital to the Board at the 2024 Annual Meeting, (iii) taking such other actions as the parties deem advisable and (iv) taking all other action necessary or advisable to achieve the foregoing; provided, however, that (x) Messrs. Rosenthal and Izquierdo, as Ocean Capital’s nominees for the 2021 Annual Meeting and the 2024 Annual Meeting, shall not be obligated to take any action with respect to the 2022 Annual Meeting or the 2023 Annual Meeting, (y) Mr. Danial and Ms. Khaghan, as Ocean Capital’s nominees for the 2022 Annual Meeting, shall not be obligated to take any action with respect to the 2021 Annual Meeting, the 2023 Annual Meeting or the 2024 Annual Meeting, and (z) Mr. McCarthy, as Ocean Capital’s nominee for the 2023 Annual Meeting, shall not be obligated to take any action with respect to the 2021 Annual Meeting, the 2022 Annual Meeting or the 2024 Annual Meeting.

4. Ocean Capital shall have the right to pre-approve all expenses incurred in connection with the Group’s activities and agree to pay directly all such pre-approved expenses.

5. Each of the undersigned agrees that any SEC filing, press release or stockholder communication proposed to be made or issued by the Group or any member of the Group in connection with the Group’s activities set forth herein (collectively, “Communications”) shall be first approved by Ocean Capital, or its representatives, and by Mr. Hawk to the extent any such Communications refer to his or her, as applicable, credentials or experience, which approval shall not be unreasonably withheld.

Exhibit M-2

6. The relationship of the parties hereto shall be limited to carrying on the business of the Group in accordance with the terms of this Agreement. Such relationship shall be construed and deemed to be for the sole and limited purpose of carrying on such business as described herein. Nothing herein shall be construed to authorize any party to act as an agent for any other party, or to create a joint venture or partnership, or to constitute an indemnification. Nothing herein shall restrict any party’s right to purchase or sell securities of the Fund, as he or it deems appropriate, in his or its sole discretion, provided that all such sales are made in compliance with all applicable securities laws.

7. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

8. In the event of any dispute arising out of the provisions of this Agreement or their investment in the Fund, the parties hereto consent and submit to the exclusive jurisdiction of the Federal and State Courts in the State of Delaware.

9. Any party hereto may terminate his or its obligations under this Agreement on 24 hours’ written notice to all other parties, with a copy by email to Mr. Hawk, c/o: Ocean Capital LLC, [personal information redacted].

10. Each party acknowledges that Ocean Capital shall, in its sole discretion, select and retain counsel for both the Group and Ocean Capital and its affiliates relating to their investment in the Fund.

11. Each of the undersigned parties hereby agrees that this Agreement shall be filed as an exhibit to a Schedule 13D pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

[Signature Page Follows]

Exhibit M-3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

Ocean Capital LLC

By:	/s/ William Heath Hawk
Name:	William Heath Hawk
Title:	Managing Member

/s/ William Heath Hawk
William Heath Hawk

/s/ José R. Izquierdo II
José R. Izquierdo II

/s/ Brent D. Rosenthal
Brent D. Rosenthal

/s/ Ethan A. Danial
Ethan A. Danial

/s/ Mojdeh L. Khaghan
Mojdeh L. Khaghan

/s/ Ian McCarthy
Ian McCarthy

[Signature Page to Third Amended & Restated Joint Filing and Solicitation Agreement]